WesBanco

By all accounts, better.

FEI Meeting
November 13, 2012

Forward-Looking Statements

Forward-looking statements in this report relating to WesBanco's plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco's Form 10-K for the year ended December 31, 2011 and documents subsequently filed by WesBanco with the Securities and Exchange Commission ("SEC"), including WesBanco's Form 10-Q for the quarters ending March 31, 2012, June 30, 2012 and September 30, 2012 which are available at the SEC's website, www.sec.gov or at WesBanco's website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco's most recent Annual Report on Form 10-K filed with the SEC under "Risk Factors" in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including without limitation, that the businesses of WesBanco and Fidelity may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the merger may not be fully realized within the expected timeframes; disruption from the merger may make it more difficult to maintain relationships with clients, associates, or suppliers; the effects of changing regional and national economic conditions; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, Financial Institution Regulatory Authority, Municipal Securities Rulemaking Board, Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; internet hacking; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco's operational and financial performance. WesBanco does not assume any duty to update forward-looking statements.

WesBanco
By all accounts, better.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger of WesBanco, Inc. and Fidelity Bancorp, Inc., WesBanco filed a registration statement on Form S-4 with the SEC on September 14, 2012. The registration statement included a proxy statement/prospectus and other relevant documents filed with the SEC in connection with the merger. The registration statement may be obtained for free at the SEC's website at http://www.sec.gov, on the NASDAQ website at http://nasdaq.com and from either WesBanco's or Fidelity's website at http://www.wesbanco.com or http://www.fidelitybancorp-pa.com, respectively.

INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

WesBanco and Fidelity and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of Fidelity in connection with the proposed merger. Information about the directors and executive officers of Fidelity is included in the proxy statement/prospectus filed with the SEC as part of the registration statement and may be found in the proxy statement for Fidelity's annual meeting of shareholders filed with the SEC on January 11, 2012. Information about any other persons who may, under the rules of the SEC, be considered participants in the solicitation of Fidelity shareholders in connection with the proposed merger is included in the proxy statement/prospectus filed with the SEC as part of the registration statement. You can find information about WesBanco's directors and executive officers in the proxy statement for WesBanco's annual meeting of shareholders filed with the SEC on March 14, 2012. You can obtain free copies of these documents from the SEC, WesBanco or Fidelity using the website information above.

WesBanco* at a Glance
(including Fidelity)

- Headquarters in Wheeling, West Virginia
- Assets: $6.2 billion
- Founded in 1870
- 33 banks/24 companies acquired in 25 years
- Banking operations in West Virginia, Ohio and Western Pennsylvania
  - 119 banking offices + Pittsburgh Business Loan Office
  - 134 ATM's
- Wealth management, securities brokerage, insurance and proprietary family of mutual funds

* Traded as WSBC on NASDAQ.

WesBanco
By all accounts, better.

An Expanding Franchise in Contiguous Markets: 119 banking offices


Toledo
Cleveland
Pittsburgh
Wheeling
Columbus
Springfield
Dayton
Cincinnati
Kentucky
Huntington
Charleston
West Virginia
Penn

WesBanco   Fidelity Bancorp

WesBanco
By all accounts, better.

WesBanco Organization

- Expanding along major highways to population centers.
- 8 Markets and 8 market presidents (including Fidelity).
- Market presidents provide community bank feel to each market.
- Market presidents have the ability to use entire bank resources to satisfy a customer's needs.
- Each market has loan approval authority based on loan size.

Experienced & Stable Management Team

Executive	Position	Years in Banking	Years with WSBC
James Gardill	Chairman of the Board	40*	40
Paul Limbert	President & CEO	35	35
Robert Young, CPA	EVP & CFO	26	11
Peter Jaworski	EVP & Chief Credit Officer	28	17
Jerome Schmitt, CFA	EVP – Trust & Bank Investments	40	40
Bernard Twigg	EVP – Commercial Loans	28	9

* As legal counsel to WesBanco.

WesBanco
By all accounts, better.

Summary – Capital Ratios %



Total Risk Based Capital
Tier I Risk Based Capital
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
13.74%
12.49%
13.93%
12.68%
14.14%
12.89%
14.36%
13.11%
14.45%
13.20%
3Q'11
4Q'11
1Q'12
2Q'12
3Q'12

WesBanco
By all accounts, better.

Stability in Earnings

- Profitable each quarter through recession.
- Earnings year to date up 11%.
- Credit quality continues to improve.
- Expenses have decreased in 2010 and 2011 and are up only 2% excluding merger related items in 2012.
- Increased dividends 4 times in past 18 months.
- Currently trading at 12.4 times earnings; 1.5 times tangible book value.

WesBanco
By all accounts, better.

Targeted M&A

- History of successful consolidations.
- WesBanco is focused on targeted M & A opportunities in its higher growth metro markets within our market areas.
- Limited FDIC-assisted transactions available, but plenty of moderately distressed banks and retiring management teams, as well as healthy banks.
- Management, technology/back office and capital/liquidity strength to compete for deals of interest.
- Current stock valuation provides for upside potential for acquired bank's shareholders.

Wealth Management Services

- *$3.2B of assets under management/custody.*
- *Over 5,000 trust relationships.*
- Combined Trust and Brokerage under one management team.
- 10 locations in WV & OH
- Improving performance as asset values have grown.
- Product capabilities:
    - Trust
    - Investment management
    - WesMark Funds
    - Estate planning
    - Financial planning
    - Brokerage sales
    - Retirement planning, pension plan administration



Assets Under Management ($B)
Management Fees ($MM)
Net Securities Brokerage Revenue ($MM)
$14.9
$13.7
$15.8
$17.2
$18.6*
$2.4
$2.7
$2.9
$3.0
$3.2
$2.6
$4.2
$4.6
$4.4
$4.4
2008
2009
2010
2011
2012

* Fees are based on 2012 annual budget. Brokerage revenue is based on annualized 9/30/12.

WesBanco Trust and Investment Services

WesBanco By all accounts, better.

Economic Benefits of WV

- WV reported a surplus of revenue over expense for the latest fiscal year.
- State of WV recently implemented legislation to reduce Business Franchise and Corporate Net Income Taxes over several years.
- WV reports stable home prices over the past five years.
- WV reports 7.6% unemployment rate vs. the 7.8% national average at 9/30/12.*

* Data from the Bureau of Labor Statistics

WesBanco
By all accounts, better.

Opportunities for Organic Growth

- Marcellus/Utica Shale Opportunity
- Land owners are finding new wealth.
- Large cash payments for drilling rights.
- Land owners need financial advice.
  - Our products in the retail bank provide short-term solutions.
  - Our products in the wealth management function provide longer term solutions.
  - Private banking combines all products and provides opportunities for financial advice.


MI
Erie
NY
PA
IN
OH
Pittsburgh
Harrisburg
NJ
Philadelphia
WV
KY
VA
TN
NC
Total gas, millions of cubic feet per square mile
Marcellus Shale geologic formation
0 – 58
58 – 149
150 – 349
349 – 710
710 – 1,244
1,245 – 2,460
WesBanco (112 Branches)
Fidelity (13 Branches)

WesBanco
By all accounts, better.

WesBanco

Growth in Pittsburgh Market

- With Fidelity we will have 15 offices and a loan production office in Western PA.
- Build upon community bank reputation of Fidelity.
- Separate market with a market president.
- Expect to grow to $1 billion in loans in next few years.
- Need to hire additional staffing
  - Loan officers
  - Treasury management
  - Trust – wealth management
  - Insurance
- Expect to expand branch network in future years.

Commercial Bank Products / Services

- Commercial lending
- Treasury management
  - Lock box
  - Internet banking
  - Positive pay
  - Iron key security
- Mobile banking
- Investment management
- Insurance products

WesBanco
By all accounts, better.

Customer Service Initiatives

- Expand technology for both product delivery and efficiency
  - Iron key security software
  - Cash dispenser machines
  - Mobile banking
  - Remote deposit capture
  - Customer relationship management – CORE

WesBanco
By all accounts, better.

Investment Rationale

- Strong regulatory capital.
- Proven acquisition-oriented growth strategy.
- Liquidity to provide for additional lending capacity.
- Asset quality compares favorably with regional and national peers.
- Diversity of earnings stream.

WesBanco

By all accounts, better.